Summary of Tax Effects of Temporary Differences (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred Tax Assets
Investment Basis Differences/Net Unrealized Gains and Losses	$ 2,210,974	$ 2,031,002
Other	120,420	31,720
Total Deferred Tax Assets	2,331,394	2,062,722
Deferred Tax Liabilities
Investment Basis Differences/Net Unrealized Gains and Losses	18,333	15,409
Other	2,163	31,498
Total Deferred Tax Liabilities	20,496	46,907
Net Deferred Tax Assets	$ 2,310,898	$ 2,015,815